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                                                                    EXHIBIT 23



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                                                     PricewaterhouseCoopers LLP
                                                     Suite 2800
                                                     400 North Ashley Street
                                                     Tampa FL 33602-4319
                                                     Telephone (813) 223 7577
                                                     Facsimile (813) 224 9439







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 2000 relating to the financial statements of Z-Tel Technologies, Inc., which appears in Z-Tel Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers LLP
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Tampa, Florida
July 17, 2000